===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  September 30, 1999


                            AMB PROPERTY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Maryland                          001-13545                         94-3281941
(State or Other Jurisdiction of         (Commission File No.)       (IRS Employer Identification No.)
Incorporation or Organization)


                 505 Montgomery Street, San Francisco, CA 94111
               (Address of Principal Executive Offices) (Zip Code)


                                 (415) 394-9000
              (Registrant's Telephone Number, Including Area Code)



================================================================================

ITEM 5.  OTHER EVENTS.

         As of the date of this Current Report on Form 8-K, AMB Property Corporation (the "Company") has invested approximately $377 million since January 1, 1999 to acquire 112 industrial buildings aggregating approximately
6.2 million rentable square feet (collectively, the "1999 Property
Acquisitions").

         The properties covered by this Current Report on Form 8-K were acquired by a subsidiary of the Company, AMB Property, L.P. (the "Operating Partnership"), and certain subsidiaries of the Operating Partnership, from unrelated third parties in unrelated transactions between February 1, 1999 and September 30, 1999. As of September 30, 1999, the Company owns an approximate 95% general partnership interest in the Operating Partnership. The Company is the sole general partner of the Operating Partnership and has full, exclusive and complete responsibility and discretion in the management and control of the Operating Partnership. None of the acquisitions were individually material.

         In assessing our investment in the 1999 Property Acquisitions, we considered current operations, including occupancy levels, rental rates, expenses and on-going capital requirements. We also considered the rental market for the location of the 1999 Property Acquisitions and, if applicable, the cost of building improvements. The 1999 Property Acquisitions were acquired using proceeds from the divestiture of properties, drawings under the Operating Partnership's unsecured debt facility and proceeds from the issuance of limited preferred and common partnership units in the Operating Partnership and its affiliate AMB Property II, L.P.

         PROPERTY ACQUISITIONS:

    DATE OF ACQUISITION                    PROPERTY ACQUIRED                      RENTABLE SQUARE FEET
    -------------------                    -----------------                      --------------------
          02/01/99            Manekin Portfolio                                         1,303,294
                              Maryland

          03/26/99            Shawnee Industrial                                          350,000
                              Georgia

          04/30/99            Technology Park II                                          381,074
                              Maryland

          05/21/99            Boston Industrial Portfolio                                  35,139
                              Massachusetts

          05/26/99            WOCAC Portfolio                                           1,255,421
                              California and Washington

          06/23/99            Junction Industrial Park                                    439,845
                              California

          06/28/99            Miami Airport Business Center                               530,657
                              Florida

          06/30/99            Sylvan Industrial                                           415,676
                              Georgia

          08/11/99            Wilmington Avenue Warehouse                                 353,400
                              California

          08/26/99            Pardee Drive                                                 33,411
                              California

          09/15/99            Murray Hill Parkway                                          51,500
                              New Jersey

          09/29/99            East Valley Warehouse                                       654,310
                              Washington

          09/29/99            Pioneer - Alburtis                                          192,108
                              California

          09/30/99            William & Burroughs                                         242,631
                              California


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED.

         We have not included the required financial statements related to the 1999 Property Acquisitions at the time of the filing of this Current Report on Form 8-K. The required financial statements will be filed by amendment to this Current Report on Form 8-K as soon as they are available, but in any event no later than 60 days after the date hereof.

     (b)  PRO FORMA FINANCIAL INFORMATION.

         We have not included the required pro forma financial information of the Company pertaining to the 1999 Property Acquisitions at the time of the filing of this Current Report on Form 8-K. The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K as soon as it is available, but in any event no later than 60 days after the date hereof.

     (c)  EXHIBITS.

         We have not included the required exhibits at the time of the filing of this Current Report on Form 8-K. The required exhibits will be filed by amendment to this Current Report on Form 8-K as soon as they are available, but in any event no later than 60 days after the date hereof.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 1999               AMB PROPERTY CORPORATION



                                         By: /s/ Michael A. Coke
                                            ----------------------------------
                                            Michael A. Coke
                                            Senior Vice President and Chief
                                            Financial Officer